SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                                       [  X ]

Filed by a party other than the registrant           [    ]

Check the appropriate box:

[  ]     Preliminary proxy statement                  [   ] Confidential, for
                                                            use of Commission
                                                           only (as permitted
                                                            Rule 14a-6(e)(2)

[ X ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12

                (Name of Registrant as Specified in Its Charter)

                        TEMPLETON CHINA WORLD FUND, INC.

                   (Name of Person(s) Filing Proxy Statement)

                        TEMPLETON CHINA WORLD FUND, INC.

Payment of filing fee (Check the appropriate box):

[   ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2), or Item 22(a)(2) of Schedule 14A.

[   ]    $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[   ]    Fee paid previously with preliminary material.

[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:




PAGE









                        TEMPLETON CHINA WORLD FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR PROXY CARD AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR PROXY TO US. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.

                        TEMPLETON CHINA WORLD FUND, INC.

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton China World Fund, Inc. (the "Fund") will be held at500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, February 25, 1997 at 10:00 A.M.(EST).

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1997; and

3. The transaction of any other business that may properly come before the Meeting.

                                       By order of the Board of Directors,

                                        Barbara J. Green, Secretary


January 3, 1997


MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        TEMPLETON CHINA WORLD FUND, INC.

                                 PROXY STATEMENT

         INFORMATION ABOUT VOTING:

         WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on December 27, 1996 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about January 3, 1997.

         ON WHAT ISSUES AM I BEING ASKED TO VOTE?

         You are being asked to vote on three proposals:

          1.  The election of five nominees to the position of Director;

          2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending August 31, 1997; and

          3. The transaction of any other business that may properly come before the Meeting.

                   HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

         The Directors recommend that you vote:

          1.  FOR the election of nominees;

          2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund; and

          3. FOR the proxyholders to vote, at their discretion, on any other business that may properly come before the Meeting.

         HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

         You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are signed, dated and received by the close of business on Monday, February 24, 1997 will be voted as specified. If you specify a vote for any of the proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 3, your shares will be voted in favor of the nominees for Director (proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (proposal 2), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (proposal 3).

         CAN I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund at or prior to the meeting, or (3) attending the Meeting and voting in person.

         THE PROPOSALS:

         1.  ELECTION OF DIRECTORS:

         HOW ARE NOMINEES SELECTED?

         The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

         WHO ARE THE NOMINEES AND DIRECTORS?

         The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2000 Annual Meeting of Shareholders; and Edith E. Holiday has been nominated for a two-year term , set to expire at the 1999 Annual
         Meeting of Shareholders.   These terms continue,  however, until
         successors are duly elected and qualified. All of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

         Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Fund's investment manager and fund administrator are indirect wholly owned subsidiaries of Resources. There are no family relationships among any of the Directors or nominees for Director other than Charles B. Johnson and Charles E. Johnson, who are father and son.

         Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

         Listed below, for each nominee and Director, is a brief description of recent professional experience as well as each such person's ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds:





                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996
-------------------------------    --------------------------------------    -------------------    -----------------

NOMINEES SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

JOHN WM. GALBRAITH                 President of Galbraith Properties, Inc.        1,559 (**)           3,117,233
DIRECTOR SINCE 1995                (personal investment company); director
                                   of Gulf West Banks, Inc. (bank holding
                                   company) (1995-present); formerly,
                                   director of Mercantile Bank
                                   (1991-1995); vice chairman of
                                   Templeton, Galbraith & Hansberger Ltd.
                                   (1986-1992) and chairman of Templeton
                                   Funds Management, Inc. (1974-1991); and
                                   director or trustee of 22 of the
                                   investment companies in the Franklin
                                   Templeton Group of Funds. Age 75.

BETTY P. KRAHMER                   Director or trustee of various civic           1,137 (**)             75,812
DIRECTOR SINCE 1993                associations; formerly, economic
                                   analyst, U.S. government; and director
                                   or trustee of 23 of the investment
                                   companies in the Franklin Templeton
                                   Group of Funds. Age 67.







                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996

-------------------------------    --------------------------------------    -------------------    -----------------
GORDON S. MACKLIN                  Chairman of White River Corporation             2,000(**)             273,717
DIRECTOR SINCE 1993                (information services); director of
                                   Fund America Enterprises Holdings,  Inc., MCI
                                   Communications  Corporation,  Fusion  Systems
                                   Corporation, Infovest Corporation, MedImmune,
                                   Inc.,    Source   One    Mortgage    Services
                                   Corporation   and  Shoppers   Express,   Inc.
                                   (on-line   shopping    service);    formerly,
                                   chairman  of   Hambrecht   and  Quist  Group,
                                   director  of  H&Q  Healthcare  Investors  and
                                   Lockheed Martin Corporation, and president of
                                   the  National   Association   of   Securities
                                   Dealers,  Inc.; and director or trustee of 52
                                   of the  investment  companies in the Franklin
                                   Templeton Group of Funds.  Age 68.

FRED R. MILLSAPS                   Manager of personal investments                 1,049(**)             445,471
DIRECTOR SINCE 1993                (1978-present); director of various
                                   other  business and nonprofit  organizations;
                                   formerly,   chairman   and  chief   executive
                                   officer  of  Landmark   Banking   Corporation
                                   (1969-1978),   financial  vice  president  of
                                   Florida Power and Light (1965-1969), and vice
                                   president  of The  Federal  Reserve  Bank  of
                                   Atlanta (1958-1965);  and director or trustee
                                   of 24 of  the  investment  companies  in  the
                                   Franklin Templeton Group of Funds. Age 67.










                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996

-------------------------------    --------------------------------------    -------------------    -----------------

NOMINEE SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

EDITH E. HOLIDAY                   Director  (1993 - present) of Amerada              -0-                 -0-
DIRECTOR SINCE 1996                Hess Corporation and Hercules
                                   Incorporated; director of Beverly
                                   Enterprises, Inc. (1995-present) and
                                   H. J. Heinz Company (1994-present);
                                   chairman (1995-present) and trustee
                                   (1993-present) of National Child
                                   Research Center; formerly, assistant to
                                   the President of the United States and
                                   Secretary of the Cabinet (1990-1993),
                                   general counsel to the United States
                                   Treasury Department (1989-1990), and
                                   counselor to the Secretary and
                                   Assistant Secretary for Public Affairs
                                   and Public Liaison - United States
                                   Treasury Department (1988-1989); and
                                   director or trustee of 15 of the
                                   investment companies in the Franklin
                                   Templeton Group of Funds.  Age 44.


DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON                   Chairman of the board, president and             500(**)              290,183
DIRECTOR SINCE 1993                chief executive officer of General Host
                                   Corporation (nursery and craft
                                   centers); director of RBC Holdings
                                   (U.S.A.) Inc. (a bank holding company)
                                   and Bar-S Foods; and director or
                                   trustee of 55 of the investment
                                   companies in the Franklin Templeton
                                   Group of Funds. Age 64.






                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996

-------------------------------    --------------------------------------    -------------------    -----------------
NICHOLAS F. BRADY*                 Chairman of Templeton Emerging Markets             -0-                14,626
DIRECTOR SINCE 1993                Investment Trust PLC; chairman of
                                   Templeton Latin America Investment Trust PLC;
                                   chairman of Darby Overseas Investments,  Ltd.
                                   (an investment firm) (1994-present); chairman
                                   and director of Templeton Central and Eastern
                                   European  Fund;  director of the Amerada Hess
                                   Corporation,  Christiana  Companies,  and the
                                   H.J.  Heinz Company;  formerly,  Secretary of
                                   the United States  Department of the Treasury
                                   (1988-1993)  and  chairman  of the  board  of
                                   Dillon, Read & Co. Inc.  (investment banking)
                                   prior to 1988;  and director or trustee of 23
                                   of the  investment  companies in the Franklin
                                   Templeton Group of Funds. Age 66.

S. JOSEPH FORTUNATO                Member of the law firm of Pitney,                100(**)              370,028
DIRECTOR SINCE 1993                Hardin, Kipp & Szuch; and a director of
                                   General Host  Corporation  (nursery and craft
                                   centers);  and  director  or trustee of 57 of
                                   the  investment  companies  in  the  Franklin
                                   Templeton Group of Funds. Age 64.







                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996

-------------------------------    --------------------------------------    -------------------    -----------------

DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:

CHARLES E. JOHNSON*                Senior vice president and director of              -0-                 5,948
DIRECTOR AND VICE PRESIDENT        Franklin Resources, Inc.; senior vice
SINCE 1993                         president of Franklin Templeton
                                   Distributors,   Inc.;   president  and  chief
                                   executive  officer  of  Templeton  Worldwide,
                                   Inc.;  president  and  director  of  Franklin
                                   Institutional Services Corporation;  chairman
                                   of the board of Templeton Investment Counsel,
                                   Inc.;  officer and/or  director,  as the case
                                   may be,  of other  subsidiaries  of  Franklin
                                   Resources,  Inc.; and officer and/or director
                                   or trustee of 41 of the investment  companies
                                   in the Franklin Templeton Group of Funds. Age
                                   40.

ANDREW H. HINES, JR.               Consultant for the Triangle Consulting          1,119(**)             30,158
DIRECTOR SINCE 1993                Group; chairman and director of Precise
                                   Power Corporation;  executive-in-residence of
                                   Eckerd College (1991-present); and a director
                                   of  Checkers  Drive-In   Restaurants,   Inc.;
                                   formerly,  chairman  of the  board  and chief
                                   executive   officer   of   Florida   Progress
                                   Corporation   (1982-1990)   and  director  of
                                   various of its subsidiaries;  and director or
                                   trustee of 24 of the investment  companies in
                                   the Franklin Templeton Group of Funds.  Age 73.







                                                                                                         SHARES
                                                                                                      BENEFICIALLY
                                                                                   SHARES             OWNED IN THE
                                                                                BENEFICIALLY            FRANKLIN
                                                                             OWNED IN THE FUND      TEMPLETON GROUP
                                                                               AND % OF TOTAL           OF FUNDS
                                                                             OUTSTANDING AS OF       (INCLUDING THE
                                                                             DECEMBER 15, 1996        FUND) AS OF
NAME AND OFFICES WITH THE FUND       PRINCIPAL OCCUPATION DURING PAST                                 DECEMBER 15,
                                            FIVE YEARS AND AGE                                            1996

-------------------------------    --------------------------------------    -------------------    -----------------
CHARLES B. JOHNSON*                President, chief executive officer, and         1,000(**)            1,088,337
CHAIRMAN OF THE BOARD AND VICE     director of Franklin Resources, Inc.;
PRESIDENT SINCE 1995               chairman of the board and director of
                                   Franklin  Advisers, Inc. and Franklin
                                   Templeton Distributors, Inc.; director  of
                                   General Host Corporation (nursery and craft
                                   centers) and Franklin Templeton Services,
                                   Inc.; and officer and director,  trustee or
                                   managing general partner, as the case may be,
                                   of  most  other   subsidiaries   of  Franklin
                                   Resources,  Inc.  and  57 of  the  investment
                                   companies in the Franklin  Templeton Group of
                                   Funds. Age 63.


*   NICHOLAS F. BRADY, CHARLES E. JOHNSON AND CHARLES B. JOHNSON ARE
    "INTERESTED PERSONS" AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THE 1940 ACT LIMITS THE PERCENTAGE OF INTERESTED PERSONS
    THAT CAN COMPRISE A FUND'S BOARD OF DIRECTORS. CHARLES B. JOHNSON IS AN INTERESTED PERSON DUE TO HIS OWNERSHIP INTEREST IN RESOURCES, AND CHARLES E. JOHNSON IS AN INTERESTED PERSON DUE TO HIS EMPLOYMENT AFFILIATION WITH RESOURCES. MR. BRADY'S STATUS AS AN INTERESTED PERSON RESULTS FROM HIS BUSINESS AFFILIATIONS WITH RESOURCES AND TEMPLETON GLOBAL ADVISORS
    LIMITED. MR. BRADY AND RESOURCES ARE BOTH LIMITED PARTNERS OF DARBY OVERSEAS PARTNERS, L.P. ("DARBY OVERSEAS"). MR. BRADY ESTABLISHED DARBY OVERSEAS IN FEBRUARY 1994, AND IS CHAIRMAN AND SHAREHOLDER OF THE
    CORPORATE GENERAL PARTNER OF DARBY OVERSEAS. IN ADDITION, DARBY OVERSEAS AND TEMPLETON GLOBAL ADVISORS LIMITED ARE LIMITED PARTNERS OF DARBY
    EMERGING MARKETS FUND, L.P. THE REMAINING NOMINEES AND DIRECTORS OF THE FUND ARE NOT INTERESTED PERSONS (THE "INDEPENDENT DIRECTORS").

**  LESS THAN 1%.

         HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

         The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its Independent Directors and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the total net assets in the Fund. Accordingly, the Fund pay the Independent Directors and Mr. Brady an annual retainer of $2,500 and a fee of $200 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Independent Directors also are reimbursed by the Fund for any expenses incurred in attending Board and Committee meetings.

         During the fiscal year ended August 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

         Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirec remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd. - Hong Kong Branch, the Fund's investment manager, and its affiliates. Templeton Asset Management Ltd. - Hong Kong Branch, or its affiliates pays the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

         The following table shows the compensation paid to Independent Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:


                                                                    NUMBER OF BOARDS
                                             AGGREGATE            WITHIN THE FRANKLIN        TOTAL COMPENSATION FROM
                                         COMPENSATION FROM         TEMPLETON GROUP OF      THE FRANKLIN TEMPLETON
              NAME OF DIRECTOR               THE FUND*               FUNDS ON WHICH             GROUP OF FUNDS**
                                                                    DIRECTOR SERVES

           -----------------------     ----------------------    -----------------------    --------------------------
           Harris J. Ashton                   $3,500                       55                       $339,592
           F. Bruce Clarke***                  3,643                      -0-                         69,500
           Andrew H. Hines, Jr.                3,710                       24                        130,505
           Hasso-G Von
           Diergardt-Naglo****                 1,650                      -0-                         66,375
           Betty P. Krahmer                    3,500                       23                        119,275
           Fred R. Millsaps                    3,643                       24                        130,525
           S. Joseph Fortunato                 3,500                       57                        356,412
           Gordon S. Macklin                   3,567                       52                        331,542
           John Wm. Galbraith                  3,243                       22                        102,475
           Nicholas F. Brady                   3,500                       23                        119,275
           Edith E. Holiday                      850                       15                         15,450

         *    For the fiscal year ended August 31, 1996.
         **   For the calendar year ended December 31, 1996.
         ***  Mr. Clarke resigned as a Director on October 20, 1996.
         **** Mr. Von Diergardt did not stand for re-election at the February
              20, 1996 shareholders  meeting.

         WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


                                                                      PRINCIPAL OCCUPATION
               NAME AND OFFICES WITH FUND                        DURING PAST FIVE YEARS AND AGE
           -----------------------------------              ------------------------------------------

           CHARLES B. JOHNSON                               See Proposal  1, "Election of
           Chairman since 1995 and Vice                     Directors".
           President since 1993



                                                                      PRINCIPAL OCCUPATION
               NAME AND OFFICES WITH FUND                        DURING PAST FIVE YEARS AND AGE
           -----------------------------------              ------------------------------------------

           J. MARK MOBIUS                                   Portfolio manager of various Templeton
           President since 1993                             advisory affiliates; managing director
                                                            of  Templeton  Asset Management Ltd.;
                                                            formerly, president of International
                                                            Investment Trust Company Limited
                                                            (investment manager of Taiwan R.O.C.
                                                            Fund)(1983-1986) and director of
                                                            Vickers da Costa, Hong  Kong (1980-1983); and
                                                            officer of 8 of the investment companies
                                                            in the Franklin Templeton Group of
                                                            Funds. Age 60.

           RUPERT H. JOHNSON, JR.                           Executive vice president and director of
           Vice President since 1996                        Franklin Resources, Inc. and Franklin
                                                            Templeton Distributors, Inc.; president
                                                            and director of Franklin Advisers, Inc.;
                                                            director of Franklin Templeton Investor
                                                            Services, Inc. and Franklin Templeton
                                                            Services, Inc.; and officer and/or
                                                            director, trustee or managing general
                                                            partner, as the case may be, of most
                                                            other subsidiaries of Franklin
                                                            Resources, Inc.; and officer and/or
                                                            director or trustee of 61 of the
                                                            investment companies in the Franklin
                                                            Templeton Group of Funds.  Age 56.

           HARMON E. BURNS                                  Executive vice president, secretary and
           Vice President since 1996                        director of Franklin Resources, Inc.;
                                                            director and executive vice president of
                                                            Franklin Templeton Distributors, Inc.;
                                                            executive vice president of
                                                            Franklin Advisers, Inc.; officer and/or
                                                            director, as  the case may be, of
                                                            other subsidiaries of Franklin
                                                            Resources, Inc.; and officer and/or
                                                            director or trustee of 61 of  the
                                                            investment companies in the Franklin
                                                            Templeton Group of Funds. Age 51.

           CHARLES E. JOHNSON                               See Proposal  1, "Election of Directors".
           Vice President since 1996

           DEBORAH R. GATZEK                                Senior vice president and general
           Vice President since 1996                        counsel of Franklin Resources, Inc.;
                                                            senior  vice president of Franklin Templeton
                                                            Distributors, Inc.; vice presiden  of
                                                            Franklin  Advisers, Inc.; and officer of
                                                            61 of the investment companies in the
                                                            Franklin Templeton Group of Funds. Age
                                                            48.



                                                                      PRINCIPAL OCCUPATION
               NAME AND OFFICES WITH FUND                        DURING PAST FIVE YEARS AND AGE

           -----------------------------------              ------------------------------------------

           MARK G. HOLOWESKO                                President and director of Templeton
           Vice President Since 1993                        Global Advisors Limited; chief
                                                            investment officer of global equity
                                                            research for Templeton Worldwide, Inc.;
                                                            president or vice president of the
                                                            Templeton Funds; formerly, investment
                                                            administrator with Roy West Trust
                                                            Corporation (Bahamas) Limited
                                                            (1984-1985); and officer of 23 of the
                                                            investment companies in the Franklin
                                                            Templeton Group of Funds.  Age 36.

           MARTIN L. FLANAGAN                               Senior vice president, treasurer and
           Vice President since 1993                        chief financial officer of Franklin
                                                            Resources, Inc.; director and executive
                                                            vice president of Templeton Investment
                                                            Counsel, Inc.; director and president of
                                                            Franklin Templeton Services, Inc.; a
                                                            member of the International
                                                            Society of Financial Analysts and
                                                            American Institute of Certified  Public
                                                            Accountants; formerly, with   Arthur
                                                            Andersen  & Company (1982-1983);
                                                            officer  and/or director, as  the
                                                            case may be, of other subsidiaries
                                                            of Franklin Resources, Inc.; and
                                                            officer and/or director or trustee
                                                            of 61 of theinvestment companies
                                                            in the Franklin Templeton Group of
                                                            Funds. Age 36.

           JOHN R. KAY                                      Vice president and treasurer of
           Vice President since 1994                        Templeton Worldwide, Inc.; assistant
                                                            vice president of Franklin Templeton
                                                            Distributors, Inc.; formerly, vice
                                                            president and controller of the Keystone
                                                            Group, Inc.; and officer of 27 of the
                                                            investment companies in the Franklin
                                                            Templeton Group of Funds.  Age 56.


                                                                      PRINCIPAL OCCUPATION

               NAME AND OFFICES WITH FUND                        DURING PAST FIVE YEARS AND AGE
           -----------------------------------              ------------------------------------------

           ELIZABETH M. KNOBLOCK                            General counsel, secretary and a senior
           Vice President-Compliance                        vice president of Templeton Investment
           since 1996                                       Counsel, Inc.; formerly, vice president
                                                            and associate general counsel of Kidder
                                                            Peabody & Co. Inc. (1989-1990),
                                                            assistant general counsel of Gruntal &
                                                            Co., Inc. (1988), vice president and
                                                            associate general counsel of Shearson
                                                            Lehman Hutton Inc. (1988) and E.F.
                                                            Hutton & Co. Inc. (1986-1988), and
                                                            special counsel of the Division of
                                                            Investment Management of the U.S.
                                                            Securities and Exchange Commission
                                                            (1984-1986); and officer of 23 of the
                                                            investment companies in the Franklin
                                                            Templeton Group of Funds.  Age 41.

           BARBARA J. GREEN                                 Senior vice president of Templeton
           Secretary since 1996                             Worldwide, Inc. and an officer of other
                                                            subsidiaries of Templeton Worldwide, Inc.;
                                                            formerly, deputy director of the Division of
                                                            Investment Management, executive  assistant
                                                            and senior advisor to the Chairman, counselor
                                                            to the Chairman, special counsel and attorney
                                                            fellow, U.S. Securities and Exchange Commission
                                                           (1986-1995): attorney, Rogers & Wells; and judicial clerk,
                                                            U.S. District Court (District of Massachusetts);
                                                            and secretary of 23 of the investment companies
                                                            in the Franklin Templeton Group of Funds. Age
                                                            49.

           JAMES R. BAIO                                    Certified public accountant; senior vice
           Treasurer since 1994                             president of Templeton Worldwide, Inc.
                                                            and Templeton Funds Trust Company;
                                                            formerly, senior tax manager with Ernst &
                                                            Young (certified public accountants)
                                                            (1977-1989); and treasurer of 23 of
                                                            the investment companies in  the
                                                            Franklin Templeton Group of Funds. Age 42.


         2.  RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

         HOW IS AN INDEPENDENT AUDITOR SELECTED?

         The Board established a standing Audit Committee consisting of Messrs. Galbraith, Hines, and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

         WHICH INDEPENDENT AUDITOR DID THE BOARD OF DIRECTORS SELECT?

         For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditor of the Fund since its inception in 1993 and has examined and reported on the fiscal year end financial statements, dated August 31, 1996, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

         Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         3.  OTHER BUSINESS:

         The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         INFORMATION ABOUT THE FUND

         The Fund's last audited financial statements and annual report, dated August 31, 1996, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or send a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         As of December 15, 1996, the Fund had 20,383,772 shares outstanding and assets of $344,686,904. The Fund's shares are listed on the NYSE (symbol: TCH). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 15, 1996, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

         In addition, to the knowledge of the Fund's management, as of December 15, 1996, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.   U.S.
         securities laws require that the Fund's shareholders owning more than 10% of outstanding shares Directors and Officers, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. During the fiscal year ended August 31, 1996, all of the filing dates for these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

         THE INVESTMENT MANAGER. The investment manager of the Fund is Templeton Asset Management Ltd. - Hong Kong Branch ("TAML"), a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement dated September 9, 1993 and amended and restated as of November 23, 1995, TAML manages the investment and reinvestment of Fund resources. TAML is an indirect, wholly-owned subsidiary of Resources.

         THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FTSI"), with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. FTSI an indirect, wholly-owned subsidiary of Resources. Pursuant to a administration agreement dated October 1, 1996, FTSI performs certain administrative functions for the Fund.

         THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, New York 10271, pursuant to a service agreement dated September 7, 1993.

         THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated September 7, 1993.

         FURTHER INFORMATION ABOUT VOTING AND THE
         SHAREHOLDERS MEETING:

         SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund, however, does not reimburse Directors, Officers, and regular employees and agents involved in the solicitation of proxies.

         VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the NYSE permits the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and clients. In addition, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

         QUORUM. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that broker-dealers have declined to vote ("broker non-votes") and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

         METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2 and 3.

         SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of certain other Templeton Funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

         ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in February 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than September 5, 1997.

                                       By order of the Board of Directors,

                                       Barbara J. Green, Secretary

         January 3, 1997